MS-PGRO-SUM SUP

Summary Prospectus Supplement dated July 7, 2014

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y and R5 shares of the Fund listed below:

Invesco Pacific Growth Fund

Effective August 31, 2014, Kunihiko Sugio will no longer serve as a Portfolio Manager of the Fund.